UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

Baker Hughes, a GE company	Baker Hughes, a GE company, LLC

 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas	77073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Repurchase Agreement with General Electric

On November 5, 2017, Baker Hughes, a GE company (the “Company”) and Baker Hughes, a GE company, LLC (“BHGE LLC”) entered into an agreement with General Electric Company (“GE”) related to the repurchase of the Company’s Class B common stock and the corresponding BHGE LLC common units (the “Agreement”) as described under Item 8.01 below.

Under the terms of the Agreement, BHGE LLC will repurchase its common units from GE on a pro rata basis and on the same terms as it repurchases common units from the Company. The proceeds of such repurchase that are distributed to the Company will be used to repurchase Class A shares of the Company on the open market or in privately negotiated transactions. The Class B shares of the Company that are paired with repurchased common units will be repurchased by the Company at par value. The Agreement includes a true-up mechanism so that the repurchase price paid to GE and the Company equals the repurchase price paid by the Company for its Class A common stock. The repurchases are not expected to change the Company’s and GE’s relative economic interests in BHGE LLC or the Company’s Class A and Class B stockholders’ relative voting interest.

As previously disclosed, on July 3, 2017, the transactions (the “Transactions”) to combine GE’s Oil & Gas business and Baker Hughes Incorporated (the predecessor to BHGE LLC) was completed. Following the Transactions, GE held an approximately 62.5% interest in BHGE LLC and former stockholders of Baker Hughes Incorporated held an approximately 37.5% interest in BHGE LLC through the ownership of 100% of the Class A common stock of the Company. GE’s interest is held through a voting interest of Class B common stock in the Company and its economic interest through a corresponding number of BHGE LLC’s common units.

The foregoing description of the Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant.

Commercial Paper Program

On November 3, 2017, BHGE LLC entered into definitive documentation to establish a commercial paper program (the “Program”) under which BHGE LLC may issue on a private placement basis unsecured commercial paper notes (the “Notes”) up to a maximum aggregate amount outstanding at any time of $3 billion. Under the Program, BHGE LLC may issue Notes from time to time, and the proceeds of the Notes are expected to be used for general corporate purposes. Amounts available under the Program may be reborrowed.

Initially, two commercial paper dealers will each act as a dealer under the Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between BHGE LLC and each Dealer (each, a “Dealer Agreement”). Each Dealer Agreement provides the terms under which the Dealers will either purchase from BHGE LLC or arrange for the sale by BHGE LLC of Notes pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. A national bank acts as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The maturities of the Notes will vary, but may not exceed 397 days from the date of issue. The Notes will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon from time to time by the Dealers and BHGE LLC. The rates of interest will depend on whether the Note will be a fixed or floating rate.

The description above is a summary of the Program and is qualified in its entirety by the complete text of the Program itself.

No direct financial obligations of BHGE LLC have arisen under the Program as of the date hereof.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase Notes under the Program.

Item 8.01 Other Events.

Share Repurchase Authorization

On November 6, 2017, the Company announced that its board of directors authorized BHGE LLC to repurchase up to $3 billion of its common units from the Company and GE pursuant to the terms of the Agreement described in Item 1.01 above. The proceeds of such repurchase that are distributed to the Company will be used to repurchase Class A shares of the Company on the open market or in privately negotiated transactions. The Class B shares of the Company that are paired with repurchased common units will be repurchased by the Company at par value.

The Company issued the press release attached hereto as Exhibit 99.1 on November 6, 2017, which is incorporated by reference herein.

Governance Principles

On October 27, 2017, the governance principles of the Company were amended to provide that members of the board of directors of the Company who are over 75 years old will not be nominated for election to the board. Previously, directors who were 70 years old at the time of incorporation of the Company would not be nominated for election once over 80 years old. The full board may nominate candidates who have served past their term limit or the retirement age in special circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Equity Repurchase Agreement, dated as of November 6, 2017, by and among General Electric Company, Baker Hughes, a GE company, and Baker Hughes, a GE company, LLC.
99.1	News Release of Baker Hughes, a GE company dated November 6, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: November 6, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: November 6, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary